Exhibit 32.1

             STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      The undersigned, Ralph W. Dunham, is the President and Chief Executive Officer of Mystic Financial, Inc. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report").

      By execution of this statement, I certify that:

            A)    the Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

            B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date and for the period covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

      A signed original of this written statement required by Section 906 has been provided to Mystic Financial, Inc. and will be retained by Mystic Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


September 24, 2003                     /s/Ralph W. Dunham
------------------                     ------------------------------------
Dated                                  Ralph W. Dunham


             STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      The undersigned, Anthony J. Patti, is the Chief Financial Officer and Treasurer of Mystic Financial, Inc. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report").

      By execution of this statement, I certify that:

            A)    the Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

            B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date and for the period covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

      A signed original of this written statement required by Section 906 has been provided to Mystic Financial, Inc. and will be retained by Mystic Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


September 24, 2003                     /s/Anthony J. Patti
------------------                     ------------------------------------
Dated                                  Anthony J. Patti